UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

January 27, 2010
__________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	#1120, 833 – 4 Avenue S.W. Calgary, AB T2P 3T5 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events

On January 25, 2010, Kodiak Energy, Inc. (“Kodiak”) entered into a Share Purchase Agreement (the “Agreement”) with Ore-More Resources Inc. ("Ore-More") (OTCBB: OMORF), a publicly traded company and incorporated under the Business Corporations Act (Alberta) (the “ABCA).  The transaction is to effect the cancellation of certain indebtedness of Kodiak on behalf of its private subsidiary, Cougar Energy, Inc. (Cougar), which Ore-More recently acquired from Zentrum Energie Trust AG ("Zentrum") in the amount of $1,296,888.60USD and all underlying security, securing the indebtedness.  The Agreement was reached between Kodiak and Ore-More to enable Cougar to seek conventional debt financing, with more favorable terms, along with equity investment from the public markets.

Subject to the terms and conditions set forth in the Agreement and under the ABCA, the conditions precedent and closing documents are to be completed no later than March 31, 2010, or such earlier or later date as Kodiak and Ore-More may formally agree to.  Ore-More will issue 12,692,324 shares to Kodiak in exchange for Kodiak's 8,461,549 shares of Cougar, resulting in 1.5 shares of Ore-More for each share of Cougar; and Ore-More will cancel 12,200,000 of its existing shares.  Ore-More will also cancel the $1,296,889USD of debt issued by Kodiak, and guaranteed by Cougar, for Cougar's previously announced property acquisitions.  Previously, Ore-More announced the acquisition of this debt from Zentrum Energie Trust AG ("Zentrum") and the issuance of 216,148 treasury shares at $6.00USD per share to Zentrum.  Ore-More also issued 461,540 shares to Zentrum in exchange for Zentrum's 307,693 shares of Cougar that Ore-More acquired in prior transactions.

Kodiak will continue to function as a parent company with respect to the Cougar assets, now through its shareholder position in Ore-More. Furthermore, Kodiak retains a formal agreement with Ore-More for the opportunity to acquire additional shares of Cougar. Cougar's performance will continue to be reflected on Kodiak's consolidated financial reporting.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
99.1 Press Release dated January 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
KODIAK ENERGY, INC.
(Registrant)

Date: January 27, 2010	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President